UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 15, 2008
                                (April 14, 2008)
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                                 GAMESTOP CORP.
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             (Exact name of registrant as specified in its charter)


          Delaware                    1-32637                    20-2733559
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


    625 Westport Parkway, Grapevine, Texas                          76051
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   (Address of principal executive offices)                       (Zip Code)


 Registrant's telephone number, including area code    (817) 424-2000
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) On April 14, 2008, Ronald Freeman retired as Executive Vice President of Distribution for GameStop Corp. (the "Company"), effective immediately.

     The responsibilities held by Mr. Freeman will be assumed by other members of the Company's senior management team. Mr. Freeman will continue to be available to the Company in a consulting role on strategic distribution and logistics issues.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GAMESTOP CORP.
                                        (Registrant)


Date April 15, 2008
                                       /s/ David W. Carlson
                                       -----------------------------------------
                                       Name:  David W. Carlson
                                       Title: Executive Vice-President and Chief
                                              Financial Officer